UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2007 (April 24, 2007)

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Pursuant to the Fortune Brands, Inc. (“Fortune Brands” or the “Company”) retirement age policy, Mr. Gordon R. Lohman retired from the Board of Directors of Fortune Brands immediately following the Annual Meeting of Stockholders held on April 24, 2007.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 24, 2007, the Board of Directors of Fortune Brands amended and restated Article VIII of the Company’s By-laws. The amendment to the Company’s By-laws allows for the issuance of uncertificated shares through a direct registration system. The Board of Directors adopted this amendment in order to comply with New York Stock Exchange rules which will require securities listed on the exchange to be eligible for a direct registration system by January 2008.

The amendment to the Company’s By-laws became effective on April 24, 2007.

The foregoing description of the amendments to the Company’s By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached as Exhibit 3.1(ii) and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On April 24, 2007, the Board of Directors of Fortune Brands approved an amended Code of Business Conduct and Ethics (the “Code”). The majority of the changes to the Code were administrative in nature; however, some revisions were made to reflect changes in the law, best practices, or our updated policies (e.g., sections about addressing Code violations, handling conflicts of interest, and making financial disclosures were enhanced; and sections on employee confidentiality, Company property, investor and media relations, records management, and compliance training obligations were added). The Code applies to the Company’s principal executive officer, principal financial officer and principal accounting officer, as well as the Company’s directors and employees. The Code of Business Conduct and Ethics is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

3.1(ii)	By-laws of Fortune Brands, Inc. (as amended), as of April 24, 2007.

14.1	Fortune Brands, Inc. Code of Business Conduct and Ethics (as amended), as of April 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Senior Vice President, General Counsel and Secretary

Date: April 27, 2007

Exhibit Index

Exhibit Number	Description
3.1(ii)	By-laws of Fortune Brands, Inc. (as amended), as of April 24, 2007.

14.1	Fortune Brands, Inc. Code of Business Conduct and Ethics (as amended), as of April 24, 2007.